                                  SCHEDULE 14A
                                (RULE 14A - 101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement       [ ]  CONFIDENTAL, FOR THE USE OF THE
[X]  Definitive Proxy Statement             COMMISSION ONLY (AS PERMITTED BY
[ ]  Definitive Additional Materials        RULE 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                               PICO HOLDINGS, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

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[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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          _____________________________________________

     (2)  Aggregate number of securities to which transaction applies: _________
          _____________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ___________
          _____________________________________________

     (4)  Proposed maximum aggregate value of transaction: _____________________

     (5)  Total fee paid: ______________________________________________________

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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     (2)  Form, Schedule or Registration Statement No.: ________________________

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     (4)  Date Filed: __________________________________________________________

                               PICO HOLDINGS, INC.
                         875 PROSPECT STREET, SUITE 301
                           LA JOLLA, CALIFORNIA 92037

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of PICO Holdings, Inc., a California corporation (the "Company"), will be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on Monday, August 1, 2005 at 9:00 a.m. (PDT) for the following purposes:

1. To elect three directors, for which positions the Board of Directors has nominated Ronald Langley, John R. Hart, and John D. Weil to serve for three years until the annual meeting of shareholders in the year 2008 and until their respective successors have been duly elected and qualified.

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

Shareholders of record at the close of business on June 2, 2005 will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

                                       By Order of the Board of Directors


                                       /s/ Ronald Langley
                                       -----------------------------------------
                                       Ronald Langley
                                       Chairman of the Board

Dated: June 10, 2005

TO ASSURE YOUR REPRESENTATION AT THE MEETING, WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE VOTE BY TELEPHONE OR THE INTERNET, OR FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO REVOKE SUCH PROXY BY APPROPRIATE WRITTEN NOTICE OR BY VOTING IN PERSON AT THE MEETING. PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST BRING TO THE MEETING A LETTER FROM THE BROKER, BANK OR OTHER NOMINEE CONFIRMING YOUR BENEFICIAL OWNERSHIP OF THE SHARES AND YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                               PICO HOLDINGS, INC.
                         875 PROSPECT STREET, SUITE 301
                           LA JOLLA, CALIFORNIA 92037

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON AUGUST 1, 2005

The proxy accompanying this Proxy Statement is solicited by the Board of Directors of PICO Holdings, Inc., a California corporation (the "Company"), to be voted at the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California at 9:00 a.m. (PDT) on Monday, August 1, 2005 and at any postponement or adjournment thereof. The proxy may be revoked by appropriate written notice at any time before it is exercised or by voting in person at the meeting.

GENERAL INFORMATION

A copy of the Company's Annual Report to Shareholders for 2004 accompanies this Proxy Statement. The Annual Report and these proxy solicitation materials are being mailed on or about June 10, 2005 to all shareholders entitled to vote at the meeting.

As of June 2, 2005, the record date for the determination of shareholders entitled to vote at the Annual Meeting, 12,366,440 shares of Common Stock of the Company were issued and outstanding, excluding 3,228,261 treasury shares. Each share of Common Stock entitles the holder to one vote on all matters brought before the Annual Meeting, except for the 3,228,261 shares held by the Company and subsidiaries of the Company which may not be voted. Our Bylaws provide that the presence in person or by proxy of the holders of a majority of the shares entitled to vote shall constitute a quorum for the transaction of business at the Annual Meeting of Shareholders.

In voting for the election of directors, shareholders have cumulative voting rights. Accordingly, each shareholder may cumulate such voting power as such shareholder possesses and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held by the shareholder, or distribute such shareholder's votes on the same principle among two or more candidates, as such shareholder sees fit. However, no shareholder is entitled to cumulate votes (in other words, cast for any candidate a number of votes greater than the number of shares of stock held by such shareholder) unless at least one shareholder has given notice, at the Annual Meeting prior to the voting, of the shareholder's intention to cumulate votes. If any shareholder has given such notice, all shareholders may cumulate their votes for nominated candidates.

The proxy, if returned properly executed and not subsequently revoked by written notice delivered to the Secretary of the Company or by the shareholder voting in person at the Annual Meeting, will be voted in accordance with the choice made by the shareholder thereon. If a choice is not made with respect to any issue, the proxy will be voted in favor of the items described in this Proxy Statement. If cumulative voting is permitted in the election of directors at the Annual Meeting, the proxy holders shall have discretion as to the manner in which votes represented by the proxy are to be cumulated, unless the proxy indicates the manner in which such votes shall be cumulated.

Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the meeting who will also determine whether or not a quorum is present. The inspector of election will treat abstentions, and any shares as to which a broker or nominee has indicated that it does not have discretionary authority to vote on a particular matter, as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the election of directors.

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information, as of March 31, 2005, with respect to the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of Common Stock,
(ii) each director and director nominee, (iii) each Named Officer (as defined in Executive Compensation and Other Matters), and (iv) all executive officers and directors as a group. Except as otherwise indicated, each person has sole investment and voting power, subject to community property laws. Unless otherwise indicated, the business address for each person is 875 Prospect Street, Suite 301, La Jolla, CA 92037.

                                                                            NUMBER OF SHARES
                                                                             AND NATURE OF        PERCENTAGE OWNERSHIP
                 NAME AND ADDRESS OF BENEFICIAL OWNER                   BENEFICIAL OWNERSHIP(1)         OF SHARES
                 ------------------------------------                   -----------------------   --------------------
Ronald Langley(2)                                                              3,432,225                  27.7%
John R. Hart(3)                                                                3,355,455                  27.1%
Robert R. Broadbent(4)                                                            14,007                     *
Carlos C. Campbell(5)                                                             -0-                        *
S. Walter Foulkrod, III, Esq.                                                      2,903                     *
Richard D. Ruppert, MD (6)                                                         6,298                     *
John D. Weil(7)                                                                4,243,332                  34.3%
Richard H. Sharpe (8)                                                              8,504                     *
Maxim C. W. Webb(9)                                                                1,875                     *
W. Raymond Webb                                                                       20                     *
PICO Equity Investors, L.P. (10)                                               3,333,333                  26.9%
Dimensional Fund Advisors Inc. (11)
   1299 Ocean Avenue, 11th Floor, Santa Monica, CA 90401                         717,476                   5.8%
Artisan Partners Limited Partnership, Artisan Investment Corporation,
Andrew A. Ziegler, and Carlene Murphy Ziegler (12)
   1000 N. Water Street, Suite 1770, Milwaukee, WI 53202                       1,759,931                  14.2%
Executive Officers and Directors as a Group (12 persons)                       4,403,633                  35.6%

----------
*    Less than one percent (1%)

(1)  Sole voting and investment power unless otherwise indicated.

(2) 15,072 of these shares are held in the Company's 401(k) Plan. Mr. Langley owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company.

(3) 16,422 of these shares are held in the Company's 401(k) Plan. Mr. Hart owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 19,940 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Hart.

(4) The number of shares shown above does not include 8,183 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Broadbent.

(5) 2,644 shares of the Company are held in a deferred compensation plan Rabbi Trust for Mr. Campbell.

(6) Dr. Ruppert shares voting and investment power with his wife. The number of shares shown above does not include 2,505 shares held in a deferred compensation plan Rabbi Trust for Dr. Ruppert.

(7) Of these shares 909,999 are owned by a partnership which Mr. Weil controls. Mr. Weil owns a membership interest in PICO Equity Investors Management, LLC, which has voting control of 3,333,333 shares of the Company. The number of shares shown above does not include 8,084 shares of the Company held in a deferred compensation plan Rabbi Trust for Mr. Weil.

(8) The number of shares shown includes 3,586 shares held in the Company's 401(k) Plan.

(9) The number of shares shown includes 1,494 shares held in the Company's 401(k) Plan.

(10) Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

(11) The Company received a Form 13-G filing from Dimensional Fund Advisors Inc. in 2005 for calendar year 2004.

(12) The Company received a Form 13-G filing from Artisan Partners Limited Partnership, Artisan Investment Corporation, Andrew A. Ziegler, and Carlene Murphy Ziegler in 2005 for calendar year 2004.

                            1. ELECTION OF DIRECTORS

NOMINEES AND CONTINUING DIRECTORS

The Board of Directors is divided into three classes, with the terms of office of each class ending in successive years. Pursuant to Section 3.2 of the Company's Bylaws, the total number of directors has been established as seven. Three directors of the Company are to be elected for terms ending at the Annual Meeting of Shareholders in the year 2008 or until their respective successors have been duly elected and qualified. Pursuant to Nasdaq listing standards, the Board of Directors has determined that Carlos C. Campbell, S. Walter Foulkrod, III, Esq., Richard D. Ruppert, MD, and John D. Weil are independent directors as defined by listing standards for the Nasdaq National Market.

Unless otherwise instructed, the proxy holders named on the enclosed form of proxy intend to distribute the votes represented by proxies in such proportions as they deem desirable to elect the three nominees named below or their substitutes. Although it is not contemplated that any nominee will decline or be unable to serve, if either occurs prior to the Annual Meeting, a substitute nominee will be recommended to the Board of Directors by the Nominating Committee. See "Stock Ownership of Certain Beneficial Owners and Management" for the number of shares of Common Stock beneficially owned by these nominees.

The Nominating Committee has recommended that Ronald Langley, John R. Hart, and John D. Weil be nominated for election as directors at the Company's Annual Meeting of Shareholders on August 1, 2005 for terms ending in 2008. A majority of the independent directors approved the nomination for election to the Board of Directors of Ronald Langley, John R. Hart, and John D. Weil. The following table sets forth information regarding the nominees for election as directors and the other directors whose terms of office as directors will continue after the Annual Meeting, including their ages, a brief description of their business experience, certain directorships held by each of them and the year in which each became a director of the Company.

If a quorum is present and voting, the nominees for election as directors receiving the highest numbers of votes shall be elected. Abstentions and broker non-votes have no effect on the vote.

THE COMPANY'S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NOMINEES FOR ELECTION LISTED BELOW.

NOMINEES STANDING FOR TERMS ENDING IN 2008:

      DIRECTOR NAME                                    BUSINESS EXPERIENCE                           AGE   SINCE
      -------------                                    -------------------                           ---   -----
John R. Hart                Director of Physicians Insurance Company of Ohio since 1993 and           45    1996
                            President and CEO since 1995; Director, President and CEO of Global
                            Equity Corporation from 1995 to 1998 when it was combined with PICO
                            Holdings, Inc.; Director, Chairman, President and CEO of Vidler Water
                            Company, Inc. since 1995; Director, President and CEO of PICO
                            Holdings, Inc. since 1996; Director and Chairman of Citation Insurance
                            Company since 1996; Director, Chairman, President and CEO of Nevada
                            Land & Resource Company, LLC since 1997; Director of HyperFeed
                            Technologies, Inc. since 1997.

Ronald Langley              Director of Physicians Insurance Company of Ohio since 1993 and           60    1996
                            Chairman since 1995; Director and Chairman of Global Equity
                            Corporation from 1995 to 1998 when it was combined with PICO Holdings,
                            Inc.; Director of HyperFeed Technologies, Inc. since 1995 and Chairman since 2004; Director of Vidler Water Company, Inc. since 1995;
                            Chairman and Director of PICO Holdings, Inc. since 1996; Director of
                            Citation Insurance Company since 1996; Director of Nevada Land &
                            Resource Company, LLC since 1997; Director of Jungfraubahn Holding AG since 2000.

John D. Weil                President, Clayton Management Company, an investment company; Director    64    1996
                            of Allied Health Products, Inc. and Baldwin & Lyons, Inc.; Director of
                            Physicians since 1987.

DIRECTOR WITH TERM ENDING IN 2007:

Carlos C. Campbell          President, C. C. Campbell & Co.; Director of Resource America, Inc.;      67    1998
                            Director of Netwolves, Inc.; Director of Herley Industries, Inc.

Robert R. Broadbent is currently a member of the class of directors with terms ending in 2007. Mr. Broadbent has been a Director of PICO Holdings, Inc. since 1996; however, he has notified the Company that he intends to retire from the Board of Directors on August 1, 2005. Pursuant to Section 3.4 of the Company's By-Laws, the Nominating
Committee is currently searching for a candidate to complete Mr. Broadbent's unexpired term on the Board of
Directors. Such candidate must be recommended by the Nominating Committee and approved by a majority of the
Board's independent directors.

DIRECTORS WITH TERMS ENDING IN 2006:

S. Walter  Foulkrod, III,   Attorney; owner of one third of the issued and outstanding capital        63    1996
Esq.                        stock of Foulkrod Ellis Professional Corporation, Attorneys at Law,
                            Harrisburg, PA; sole owner of S. Walter Foulkrod, III & Associates,
                            Attorneys at Law, Harrisburg, PA from 1994 through 2000; President and
                            Chairman of Foulkrod, Reynolds & Havas, PC, from 1984 to 1994;
                            Director of Physicians since 1988.

Richard D. Ruppert, MD      Physician; President of Medical College of Ohio from 1978 to 1993;        74    1996
                            President of American Society of International Medicine from 1992 to
                            1993; Director of Physicians since 1988.

COMMITTEES OF THE BOARD OF DIRECTORS

The Board of Directors of the Company has an Audit Committee, a Compensation Committee, and a Nominating Committee.

The Audit Committee consists of Dr. Ruppert (Chairman) and Messrs. Campbell and Foulkrod, none of whom has been or is an officer or employee of the Company. Each member of the Committee in the judgment of the Board is independent as that term is defined in the listing standards for the Nasdaq National Market. In 2004, this Committee met eight times. The functions of the Audit Committee include reviewing the accounting principles and practices employed by the Company and its subsidiaries; meeting with the Company's independent auditors to review their reports on their audits of the Company's financial statements, their comments on the internal accounting controls of the Company and the action taken by management with regard to such comments; reviewing auditor independence; issuing an Audit Committee report to shareholders; and the appointment of the Company's independent auditors. The Audit Committee has the authority, in its discretion, to order interim and unscheduled audits and to perform such other duties as may be assigned to it from time to time by the Board of Directors.

The Compensation Committee consists of Messrs. Weil (Chairman) and Campbell, and Dr. Ruppert. None of its members is or has been an officer or employee of the Company and the Board of Directors has determined that each member of the Committee is independent as that term is defined in the listing standards for the Nasdaq National Market. The Compensation Committee met one time in 2004. The functions of the Compensation Committee include reviewing and approving the overall executive compensation program for officers of the Company and its subsidiaries, considering and reviewing compensation levels for services as a member of the Board of Directors, approving individual executive officer compensation packages and recommending to the Board of Directors modifications of the compensation package for the Chief Executive Officer. The Compensation Committee's goals are to attract and retain qualified directors and key executives critical to the long-term success of the Company, to reward executives for the long-term success of the Company and the enhancement of shareholder value, and to integrate executive compensation with both annual and long-term financial results of the Company.

The Nominating Committee met one time in 2004. Its members consist of Messrs. Langley (Chairman), Broadbent, and Campbell. Mr. Broadbent and Mr. Campbell are not and have not been officers or employees of the Company. In the judgment of the Board of Directors, Mr. Broadbent and Mr. Campbell are independent as that term is defined in the listing standards for the Nasdaq National Market. Mr. Langley is an employee of the Company. The Committee will consider nominees recommended by shareholders; such recommendations must be submitted in writing to the Committee. A copy of the Nominating Committee's Charter was included as Appendix I to the Company's May 28, 2004 proxy statement.

AUDIT COMMITTEE FINANCIAL EXPERT

Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD is qualified as an audit committee financial expert as defined in Regulation S-K, Section 401(h) of the Securities Exchange Act of 1934. Dr. Ruppert is independent as that term is defined pursuant to Nasdaq listing standards.

DIRECTORS' ATTENDANCE

In 2004, there were four meetings of the Board of Directors of the Company. All of the directors attended 75% or more of the aggregate of their respective Board of Directors and Committee meetings.

It is the policy of the Board of Directors that each director, in the absence of extenuating circumstances, should attend the Company's Annual Meeting of Shareholders in person. All directors attended the Company's 2004 Annual Meeting of Shareholders.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than 10% of the Company's Common Stock to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission ("SEC"). Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such persons.

Based on a review of the copies of these reports received by the Company and written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements have been complied with on a timely basis for the fiscal year ended December 31, 2004.

SHAREHOLDER NOMINATION OF DIRECTORS

Nominations other than those made by the Directors of the Company must be in writing and be delivered or mailed to the Secretary of the Company not less than 60 days prior to the Annual Meeting. Such nominations must include the information regarding each nominee required by the Bylaws of the Company. Nominations not made according to these procedures will be disregarded.

                    EXECUTIVE COMPENSATION AND OTHER MATTERS

The following table sets forth information concerning the compensation for the fiscal year ended December 31, 2004 of the (i) Chief Executive Officer of the Company and (ii) the four other most highly compensated executive officers of the Company as of December 31, 2004, whose salary and bonus exceeded $100,000. (Messrs. Langley, Hart, Sharpe, Maxim C. W. Webb, and W. Raymond Webb are sometimes hereinafter referred to as "Named Officers".) Amounts under the caption "Bonus" are amounts earned for performance during the fiscal year indicated including amounts paid after the end of the year.

SUMMARY COMPENSATION TABLE

                                                               LONG-TERM
                                                              COMPENSATION
                                        ANNUAL COMPENSATION    SECURITIES
                                        -------------------    UNDERLYING     ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR    SALARY      BONUS    OPTIONS/SARS   COMPENSATION
---------------------------      ----   --------   --------   ------------   ------------
Chief Executive Officer:
John R. Hart(1)(2)               2004   $908,460   $619,094       -0-         $29,250(7)
   President and Chief           2003   $882,000   $467,435    838,356(8)     $28,000(7)
   Executive Officer             2002   $840,000   $730,934       -0-         $22,421(7)

Executive Officers:
Ronald Langley(2)(3)             2004   $908,460   $619,094       -0-         $29,250(7)
   Chairman of the               2003   $882,000   $467,435    752,395(8)     $28,000(7)
   Board of Directors            2002   $840,000   $730,934       -0-         $22,421(7)

Richard H. Sharpe(4)             2004   $283,909   $193,477       -0-         $26,603(7)
   Chief Operating Officer       2003   $275,640   $146,081    135,268(8)     $25,539(7)
                                 2002   $262,512   $228,427       -0-         $20,077(7)

Maxim C. W. Webb(5)              2004   $196,730   $134,066       -0-         $25,948(7)
   Chief Financial Officer       2003   $190,999   $101,224     71,137(8)     $24,580(7)
   and Treasurer                 2002   $178,500   $155,323       -0-         $19,602(7)

W. Raymond Webb(6)               2004   $154,500   $ 52,644       -0-         $20,378(7)
   Vice President, Investments   2003   $150,000   $ 39,748     40,000(8)     $19,044(7)

----------
(1) Mr. Hart became President and CEO of the Company on November 20, 1996. He became President and CEO of Physicians Insurance Company of Ohio on July 15, 1995.

(2) On January 1, 2002, Mr. Langley and Mr. Hart each signed employment agreements with the Company. Each employment agreement provides for annual compensation of $800,000, subject to annual adjustment in January of each year in the same percentage applicable to the Company's other staff members in an amount deemed adequate to provide for inflation, cost of living, and merit increases based on the Consumer Price Index and major compensation studies; see Report of the Compensation Committee.

(3) Mr. Langley became Chairman of the Board of Directors of Physicians Insurance Company of Ohio on July 15, 1995. He became Chairman of the Board of Directors of the Company on November 20, 1996.

(4) Mr. Sharpe became Chief Operating Officer of Physicians Insurance Company of Ohio on June 3, 1994. He became Chief Operating Officer of the Company on November 20, 1996.

(5) Mr. Maxim C. W. Webb became Chief Financial Officer and Treasurer on May 14, 2001. Prior to that he was Vice President, Investments of the Company.

(6) Mr. W. Raymond Webb became Vice President, Investments of the Company on April 18, 2003. Prior to that he was Chief Investment Analyst.

(7) This represents amounts contributed by the Company to the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust. This retirement plan conforms to the requirements of the Employee Retirement Income Security Act.

(8) This represents stock appreciation rights granted on July 17, 2003 pursuant to the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the "SAR Program"), a cash-only stock appreciation rights plan, as approved by the Company's shareholders on July 17, 2003.

DIRECTORS' COMPENSATION

Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $30,000. For calendar year 2004, each Director who was not an officer or employee of the Company or its subsidiaries received a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one Director. Any Director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.

At its March 14, 2005 meeting, the Board of Directors increased Board and Committee compensation as follows, retroactive to January 1, 2005. Directors who are not officers or employees of the Company or its subsidiaries receive an annual retainer of $35,000. The Chairman of the Audit Committee receives an additional annual retainer of $10,000, and the other members of the Audit Committee each receive an additional annual retainer of $5,000. Each Director who is not an officer or employee of the Company or its subsidiaries also receives a $2,000 fee for each Board and Committee meeting attended in person or by telephone. There is a limit of $4,000 per day in Board and Committee fees to any one Director. Any nonemployee Director attending an educational activity or seminar on behalf of the Company receives a fee of $1,000 per day plus expenses.

   OPTION GRANTS/STOCK APPRECIATION RIGHTS ("SAR") GRANTS IN LAST FISCAL YEAR

None of the Named Officers received or was granted stock options or stock appreciation rights in the year ended December 31, 2004.

             OPTION AND SAR EXERCISES AND FISCAL 2004 YEAR-END VALUE

The following table provides information concerning stock appreciation rights held during December 31, 2004 by the Named Officers. The Company had no outstanding stock options at any time during 2004.

          AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL
                               YEAR-END SAR VALUES

                          NUMBER OF SARS
                             EXERCISED
                                IN                NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                               2004              UNDERLYING UNEXERCISED          IN-THE-MONEY SARS
                       --------------------       SARS AT 12/31/04(1)            AT 12/31/04(1)(2)
                                     VALUE    ---------------------------   ---------------------------
        NAME           EXERCISED   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
        ----           ---------   --------   -----------   -------------   -----------   -------------
Ronald Langley(1)         -0-         -0-       752,395          -0-         $6,250,237        -0-
John R. Hart(1)           -0-         -0-       838,356          -0-         $7,405,926        -0-
Richard H. Sharpe(1)      -0-         -0-       135,268          -0-         $  873,680        -0-
Maxim C. W. Webb(1)       -0-         -0-        71,137          -0-         $  429,123        -0-
W. Raymond Webb(1)       8,000      $32,000      32,000          -0-         $  184,640        -0-

----------
(1) This applies to stock appreciation rights in the SAR Program approved by the Company's shareholders on July 17, 2003 and granted by the Company on that date. No stock options or call options were outstanding after July 17, 2003.

(2) Based on the closing price of the Company's Common Stock on December 31, 2004 on the Nasdaq National Market of $20.77 per share.

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL ARRANGEMENTS

Mr. Langley and Mr. Hart entered into new employment agreements effective January 1, 2002 with the Company for an additional four years for a base salary of $800,000 each annually, subject to adjustment in January of each year. This cash compensation was based on an amount approximately equal to 80% of peer group salary levels. The current employment agreements provide that if the employee is terminated without cause on or after January 1, 2003 and prior to December 31, 2005, the employee shall be paid a lump sum of $2.4 million minus the amount paid to the employee as base salary after January 1, 2003 to the date of termination. In addition, the employee shall be paid the pro rata portion of any annual incentive award payable to the employee for the year in which the employee was terminated.

These employment agreements also include a change in control clause providing that if there was a change in control before January 1, 2004, the Company was required to immediately pay each employee a total lump sum of $2.4 million and an amount equal to three times the highest annual bonus paid to the employee in the last three years. These change in control clauses expired on January 1, 2004; see Report of the Compensation Committee.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to a rights offering conducted by the Company in March 2000, an investment partnership named PICO Equity Investors, L.P. acquired on March 28, 2000, 3,333,333 newly issued shares which were not subscribed for in the rights offering. PICO Equity Investors, L.P. is managed by PICO Equity Investors Management, LLC. PICO Equity Investors Management, LLC is owned by Mr. Langley, Mr. Hart and Mr. Weil. PICO Equity Investors Management, LLC will exercise all voting and investment decisions with respect to these 3,333,333 shares for up to ten years. The interest of PICO Investors Management, LLC in any profits and losses earned on this investment will be proportional to the capital contributions made to PICO Equity Investors, L.P. by the partners, i.e., 1,000/50,001,000. There are no other fees or other management compensation of any kind payable to Mr. Langley, Mr. Hart, and Mr. Weil.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

Messrs. Weil and Campbell, and Dr. Ruppert, serve as members of the Compensation Committee. None of these individuals is, or has been, an employee or officer of the Company.

                      REPORT OF THE COMPENSATION COMMITTEE

COMMITTEE MEMBERS

The three-member Compensation Committee of the Board of Directors is a standing committee. Mr. Weil is the chairman and Mr. Campbell and Dr. Ruppert are the other members.

COMMITTEE FUNCTIONS

The Compensation Committee is responsible for assuring that all of the executive compensation programs of the Company are developed, implemented, and administered in a way that supports the Company's fundamental philosophy that a significant portion of executive compensation should be effectively linked to Company performance.

The Compensation Committee meets on a regularly scheduled basis. It reviews and approves the overall executive compensation program which includes both base pay and incentive compensation. It considers and approves individual executive officer compensation packages based on recommendations of the Company's Chief Executive Officer. It recommends, for the approval of the full Board, any modification to the compensation package of the Company's Chief Executive Officer.

The Compensation Committee also reviews the level of compensation paid to nonemployee members of the Company's Board of Directors and makes recommendations to the Board of Directors to modify the level of nonemployee directors' compensation when appropriate.

EXECUTIVE COMPENSATION PHILOSOPHY

The Board of Directors of the Company's predecessor retained an independent compensation expert, William M. Mercer, Incorporated ("Mercer"). In 1996, Mercer conducted an analysis of marketplace executive compensation levels. The scope of Mercer's study covered the Company's Chairman and President and Chief Executive Officer. The objectives of Mercer's study were as follows:

- Analyze the scope, responsibilities and skill requirements of the jobs performed by Messrs. Langley and Hart and compare and contrast to comparable benchmark executive positions found in the marketplace.

- Develop an appropriate methodology for selecting comparable benchmark jobs, industry categories and a peer group of companies comparable to the Company in terms of business focus, industry classification and size; and competition for senior executives with the skills, expertise and talent demonstrated by the Company's top two executives.

- For the appropriate benchmark jobs, industry category and peer company group, collect information on marketplace compensation levels and practices from compensation surveys and peer company proxy statements. The companies included in the peer company group are not necessarily those included in the Nasdaq Insurance Stock Index used to determine the most relevant marketplace compensation levels and to compare actual Company compensation levels.

- Develop alternate approaches for structuring the total compensation package for the Company's top two executives, in terms of compensation elements to be used, the mix of total pay and how short- and long-term incentive compensation might be structured to accurately reflect performance.

Mercer's study recommended to the Compensation Committee a compensation strategy with the following objectives:

-    To provide a total compensation package that:

     - is competitive with market rates for executives with similar skill, talent and job requirements.

     - is closely linked to the Company's strategy and the role of covered executives in building shareholder value through growing the book value and, ultimately, the market value of the Company.

-    To retain critical executive talent by:

     - providing a reasonable and competitive level of current income (cash flow).

     - providing for loss of future incentive opportunity if an executive terminates employment before unrealized investment gains are realized.

-    To link executive rewards to shareholder interests by:

     - tying incentive awards to growth in book value and increased market price per share.

The Compensation Committee believes that to accomplish these goals, the executive compensation program should be based on three distinct components: base pay, annual incentives, and long-term incentives. The Company obtains industry and peer group surveys, and consults with independent experts, to evaluate the Company's executive compensation programs in comparison with those offered by its comparable competitors.

The Company utilized stock option grants at various times beginning in 1995 to incentivize directors, officers, consultants, and certain employees. The primary purpose of these options plans was to encourage the option holders to increase shareholders equity, by providing a mechanism whereby the option holders could participate in increased shareholders equity.

However, the Compensation Committee reached the conclusion that the stock options previously granted by the Company were no longer as favorable to the Company or as desirable to the option holders as stock appreciation rights, due to a number of factors. These factors are: (1) the accounting treatment for stock appreciation rights is more transparent to shareholders than for stock options; (2) the Company has a relatively small average daily trading volume, which could act to discourage option holders from exercising options at what the option holder might deem to be an appropriate time; (3) option holders are frequently subject to legal restrictions preventing the exercise of stock options due to the possession of material, non-public information by an option holder; (4) there is substantial doubt about the continued availability of same-day, "cashless" exercises due to the enactment of the Sarbanes-Oxley Act of 2002. The end result is that due to the above factors, the stock options previously granted by the Company have not provided the liquidity to option holders that was envisioned when those stock options were granted by the Company; and (5) since no new shares of stock are issued when a stock appreciation right is exercised, stock appreciation rights are not dilutive to existing shareholders, unlike the exercise of stock options where new shares of stock are issued.

After review and consideration of several alternatives, and after consultations with the Company's professional advisors, the Compensation Committee recommended and the Board of Directors approved the PICO Holdings, Inc. 2003 Stock Appreciation Rights Program (the "SAR Program"). The Company's shareholders approved the SAR Program on July 17, 2003. The Compensation Committee believes that the SAR Program will provide a comparable incentive while providing increased liquidity to participants in the SAR Program. Under the SAR Program as approved by the Company's shareholders on July 17, 2003, all outstanding stock options and call options previously granted by the Company were irrevocably and unconditionally surrendered. Each former option holder (except one employee who had 100,000 stock options and who received 20,000 stock appreciation rights) and each call option holder received on July 17, 2003 an equivalent number of stock appreciation rights. Each stock appreciation right has the same exercise price as the stock options and call options. The stock appreciation rights have no expiration date. All stock appreciation rights were fully vested on July 17, 2003. Only 20% of each participant's initial number of stock appreciation rights may be exercised in any twelve month period; however, the Compensation Committee can authorize the holder of a stock appreciation right to exercise more than 20% in a twelve month period for good cause shown, in the Committee's sole discretion. Upon exercise of a stock appreciation right, the participant will receive in cash from the Company an amount equal to the excess of the fair market value of the Company's stock over the exercise price.

The Compensation Committee believes that stock appreciation rights provide an incentive to participants to increase the Company's shareholders equity while providing liquidity to the participants in the SAR Program.

The Compensation Committee has considered the provisions of Section 162(m) of the Internal Revenue Code and related income tax regulations which restrict the deductibility of certain compensation paid to the Company's Chief Executive Officer and each of the four most highly compensated officers holding office at the end of any year, to the extent such compensation paid to any of these officers exceeds $1,000,000 in any year and fails to qualify for an exemption from the restriction. In view of the Company's compensation structure, the Committee believes it is unlikely that this will impact the Company in the near future. The Compensation Committee will continue to monitor this.

EXECUTIVE COMPENSATION PROGRAM

The features of the executive compensation program as recommended by Mercer and approved by the Compensation Committee are:

BASE COMPENSATION. A fixed rate, to be reviewed annually. Future adjustments will take into account movement in executive compensation levels, changes in job responsibilities, and the size of the Company. The base compensation was established based on 80% of peer group cash compensation levels.

INCENTIVE AWARDS. Based on growth of book value per share in a fiscal year. Awards are earned when a pre-determined threshold is surpassed. If book value per share of the Company exceeds this threshold, the incentive award is equal to 5% of the increase in book value per share multiplied by the number of shares outstanding at the beginning of the fiscal year. The threshold for 2004 was approximately -1.84%.

GOALS OF COMPENSATION COMMITTEE

The Compensation Committee attempts to align executive compensation with the value achieved by the executives for the Company's shareholders. The Company's compensation program for executives emphasizes a combination of base salary, discretionary bonuses, and long-term incentives designed to attract, retain, and motivate executives who will maximize shareholder value. The Compensation Committee considers individual and Company performance, as well as compensation paid by comparable companies.

Executives also participate in other employee benefit programs, including health insurance, group life insurance, and the Company's 401(k) Plan.

DISCUSSION OF 2004 COMPENSATION FOR THE CHIEF EXECUTIVE OFFICER

As stated above, the Compensation Committee believes the interest of the Company's shareholders is best served by aligning the CEO's short-term compensation, over and above a competitive fixed annual rate of pay, which was based on 80% of peer group cash compensation levels in 1996, with an increase in the Company's book value per share and higher market value per share. Specifically, a threshold was set at 80% of the S&P 500's annualized total return for the five previous calendar years, including 2004. For 2004, this threshold was approximately -1.84%. Since the Company's book value per share increased by 5.4% in 2004 prior to the accrual of bonus incentive compensation, a bonus of $619,094 will be paid for calendar year 2004.

The Committee believes that the compensation provided by this combination of fixed annual compensation and short-term and long-term incentives provides a mechanism to fairly compensate the CEO while providing the CEO with a strong incentive to maximize shareholder value.

Mr. Langley and Mr. Hart each entered into new employment agreements effective January 1, 2002 with the Company for an additional four years. Total compensation to Mr. Langley and Mr. Hart under these employment agreements is $800,000 each on an annual basis, subject to adjustment in January of each year. The $800,000 base salary in each employment agreement is subject to annual adjustment in January of each year in the same percentage applicable to the Company's other staff members in an amount deemed adequate to provide for inflation, cost of living, and merit increases based on the Consumer Price Index and major compensation studies.

The current employment agreements provide that if the employee is terminated without cause on or after January 1, 2003 and prior to December 31, 2005, the employee shall be paid a lump sum of $2.4 million minus the amount paid to the employee as base salary after January 1, 2003 to the date of termination. In addition, the employee shall be paid the pro rata portion of any annual incentive award payable to the employee for the year in which the employee was terminated.

These employment agreements also include a change in control clause providing that if there was a change in control before January 1, 2004, the Company was required to immediately pay each employee a total lump sum of $2.4 million and an amount equal to three times the highest annual bonus paid to the employee in the last three years. These change in control provisions expired on January 1, 2004.

                                        Compensation Committee

                                        John D. Weil, Chairman
                                        Carlos C. Campbell
                                        Richard D. Ruppert, MD

                          REPORT OF THE AUDIT COMMITTEE

The following is a report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2004.

The Audit Committee of the Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and reporting practices of the Company. The Audit Committee operates pursuant to a written Charter adopted by the Board. A copy of this Charter was included as Appendix II to the Company's May 27, 2003 proxy statement. The members of the Committee as of December 31, 2004 are listed at the end of this report. The Audit Committee has discussed with the Board the level of financial expertise of its members and the Board has determined that the Committee possesses the requisite expertise in the interpretation of financial statements. Pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, the Board of Directors of the Company has determined that Richard D. Ruppert, MD, is qualified as an audit committee financial expert as defined in Regulation S-K,
Section 401(h) of the Securities Exchange Act of 1934.

Management is responsible for the Company's internal controls, the financial reporting process and the representations set forth in the statements regarding the financial condition of the Company. The independent auditor of the Company is responsible for both auditing the financial statements presented by management and verifying that such statements are produced in accordance with generally accepted accounting principles. The Committee is responsible for those matters set forth in its Charter. In this regard, the Committee meets separately with management, including the Chief Financial Officer, and the auditor.

In the foregoing context, the Committee has reviewed with the auditor both the engagement letter and its fees. The Committee has also discussed with the auditor, with and without management present, the auditor's evaluations of the Company's internal accounting controls and the Company's financial reporting systems, policies, procedures and processes. The Committee also discussed with the auditor other matters required by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications and Rule 207of Regulation S-X. The Committee has also reviewed and discussed the Company's audited financial statements with management.

In 2004, the Committee continued to pay particular attention to the implementation dates and the requirements of the Sarbanes-Oxley Act of 2002.

The auditor provided to the Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee discussed the auditor's independence with both management and the auditor.

Based upon the independent representations of management and the auditor, the Committee's review of such representations and the report of the auditor to the Committee, the Committee's review of the audited financial statements of the Company and its discussions with management and the auditor, the Committee recommended to the Board that the audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2004.

The undersigned members of the Audit Committee have submitted this Report of the Audit Committee:

                                        Richard D. Ruppert, MD, Chairman
                                        Carlos C. Campbell
                                        S. Walter Foulkrod, III, Esq.

                       FEES PAID TO DELOITTE & TOUCHE LLP

Aggregate fees billed to the Company for the fiscal years ended December 31, 2003 and December 31, 2004 by the Company's principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates were as follows. Fees for 2004 include fees billed by Deloitte & Touche LLP to HyperFeed Technologies, Inc. since Deloitte & Touche LLP was the principal accounting firm for HyperFeed Technologies, Inc. in 2004. In 2003 KPMG LLP was the principal accounting firm for HyperFeed Technologies, Inc.

                           2003       2004
                         --------   --------
Audit Fees (a)           $469,733   $959,772
Tax Fees (b)             $323,514   $327,630
Audit-Related Fees (c)   $ 10,914   $ 43,305
All Other Fees              -0-        -0-

          (a)  Fees for audit services billed in 2003 consisted of:

               -    Audit of the Company's annual financial statements

               -    Reviews of the Company's quarterly financial statements

               -    Statutory and regulatory audits and consents

               Fees for audit services billed in 2004 consisted of:

               -    Audit of the Company's annual financial statements

               -    Reviews of the Company's quarterly financial statements

               - Statutory and regulatory audits, consents and other services related to Securities and Exchange Commission matters


               - Audit of internal control over financial reporting, as required by the Sarbanes-Oxley Act of 2002, Section 404

          (b) Fees for tax services billed in 2003 and 2004 consisted of tax compliance and tax planning and advice:

               - Fees for tax compliance services totaled $233,983 and $136,107 in 2003 and 2004, respectively. Tax compliance services are services rendered based upon facts already in existence or transactions that have already occurred to document, compute, and obtain government approval for amounts to be included in tax filings and consisted of:

                    i.   Federal, state and local income tax return assistance

                    ii. Assistance with tax return filings in certain foreign jurisdictions

                    iii. Assistance with tax audits and appeals

               - Fees for tax planning and advice services totaled $89,531 and $191,523 in 2003 and 2004, respectively. Tax planning and advice are services rendered with respect to proposed transactions or that alter a transaction to obtain a particular tax result. Such services consisted of :

                    i. Tax advice related to structuring certain proposed mergers, acquisitions and disposals

                    ii. Tax advice related to the alteration of employee benefit plans

                    iii. Tax advice related to an intra-group restructuring

          (c) This represents audit-related fees for the PICO Holdings, Inc. Employees 401(k) Retirement Plan and Trust.

In considering the nature of services provided by the independent auditor, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with the independent auditor and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the U. S. Securities and Exchange Commission (the "SEC") to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

INDEPENDENT AUDITOR

Deloitte & Touche LLP was the Company's independent auditing firm (Independent Registered Public Accounting Firm) for fiscal year 2004. Representatives of Deloitte & Touche LLP are expected to be present at the meeting, will have the opportunity to make any statements they desire, and will be available to respond to appropriate questions from shareholders.

The Audit Committee has not selected or appointed an independent auditing firm for the fiscal year ending December 31, 2005. The Audit Committee customarily makes this selection and appointment in the third quarter.

PRE-APPROVAL POLICY

Pursuant to Sections 201 and 202 of the Sarbanes-Oxley Act of 2002, the Audit Committee has recommended and the Board of Directors has approved pre-approval guidelines for all audit and non-audit services to be provided by the Company's independent auditing firm. These pre-approval guidelines are:

(1) At the earliest possible date, management shall inform the Audit Committee of each audit or non-audit service which management desires the Company's independent auditing firm to perform.

(2) Management shall promptly provide to the Audit Committee detailed information about the particular services to be provided by the Company's independent auditing firm.

(3) The supporting documentation provided to the Audit Committee by management shall be sufficiently detailed so that the Audit Committee knows precisely what services it is being asked to pre-approve.

(4) As permitted by Section 202(3), the Audit Committee has delegated pre-approval authority to the Chairman of the Audit Committee. All such pre-approvals shall be presented to the full Audit Committee at the Audit Committee's next scheduled meeting.

(5) Approval by the Audit Committee of all non-audit services shall be disclosed by the Company in its 10-Q and 10-K filings, as required by
     Section 202(2).

                          STOCK PRICE PERFORMANCE GRAPH

The graph below compares cumulative total return of the Company, the S&P 500 Index, and the Russell 2000 Index for the period December 31, 1999 through December 31, 2004.

                    COMPARISON 5-YEAR CUMULATIVE TOTAL RETURN
        AMONG PICO HOLDINGS, INC., S&P 500 INDEX, AND RUSSELL 2000 INDEX

                               (PERFORMANCE GRAPH)

                     Dec-99   Dec-00   Dec-01   Dec-02   Dec-03   Dec-04
                     ------   ------   ------   ------   ------   ------
PICO Holdings        100.00   101.02   101.52   107.54   127.27   168.69
S&P 500 Index        100.00    90.97    80.19    62.57    80.32    88.94
Russell 2000 Index   100.00    97.14    99.62    79.36   116.58   137.89

                      ASSUMES $100 INVESTED ON DEC. 31, 1999
                        FISCAL YEAR ENDING DEC. 31, 2004

The graph assumes $100 was invested on December 31, 1999 in the Company's Common Stock, the S&P 500 Index, and the Russell 2000 Index, and that all dividends were reinvested. The performance of PICO Holdings, Inc. stock on this graph represents the historical performance of shares of Citation Insurance Group, which was renamed PICO Holdings, Inc. on November 20, 1996. It does not represent the historical stock performance of Physicians Insurance Company of Ohio.

                                 CODE OF ETHICS

The Company has adopted a Code of Ethics applicable to all directors, officers, and employees. A copy may be obtained without charge by writing to the Secretary of the Company.

         PROCESS FOR SHAREHOLDERS TO COMMUNICATE WITH BOARD OF DIRECTORS

The Board of Directors of the Company has established the following process whereby shareholders may communicate with the Board of Directors. Any shareholder wishing to communicate with the Board of Directors as a whole, or with a specific director or directors, may send a letter or communication to the Secretary of the Company. The Secretary will immediately forward said letter or communication to the Board of Directors, or to the directors or director specified. If no director is specified, the Secretary of the Company will immediately forward said letter or communication to the Chairman of the Board of Directors.

                             SOLICITATION OF PROXIES

The Board of Directors is not aware of any matters other than those specifically stated in the Notice of Annual Meeting which are to be presented for action at the meeting. However, should any further matter requiring a vote of the shareholders arise, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

The cost of this solicitation of proxies is being borne by the Company. In addition to the solicitation of proxies by use of the mail, the Company may use the services of one or more directors, officers or other regular employees of the Company (who will receive no additional compensation for their services in such solicitation) to solicit proxies personally and by telephone. Arrangements will be made with brokerage firms and other custodians, nominees and fiduciaries to forward solicitation material to the beneficial owners of the stock held of record by such persons, and the Company will reimburse such firms or persons for reasonable expenses actually incurred by them in so doing.

                      SHAREHOLDER PROPOSALS TO BE PRESENTED
                             AT NEXT ANNUAL MEETING

Proposals of stockholders intended to be presented at the next annual meeting of the stockholders of the Company must be received by the Company at its offices no later than January 27, 2006, and satisfy the conditions established by the Securities and Exchange Commission for stockholder proposals to be included in the Company's Proxy Statement for that meeting.

                          TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

June 10, 2005

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                                             [   ] Mark this box with an X if
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ANNUAL MEETING PROXY CARD
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PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

A ELECTION OF DIRECTORS

1. The Board of Directors recommends a vote FOR the listed nominees.

                        For Withhold

01 - John R. Hart       [ ]   [ ]

02 - Ronald Langley     [ ]   [ ]

03 - John D. Weil       [ ]   [ ]





B AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

Note: Please sign exactly as name appears on this card. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title.


Signature 1 - Please keep signature within the box    Signature 2 - Please keep signature within the box      Date (mm/dd/yyyy)
--------------------------------------------------    --------------------------------------------------      --------------------
                                                                                                                    /      /
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                    1 U P X    HHH     P P P P        005725

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PROXY - PICO HOLDINGS, INC.
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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John R. Hart and James F. Mosier, or either of them acting alone, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent, and to vote as designated below, all the shares of Common Stock of PICO Holdings, Inc. (the "Company") held of record by the undersigned on June 2, 2005 at the Annual Meeting of Shareholders of the Company to be held at the Museum of Contemporary Art, Coast Room, 700 Prospect Street, La Jolla, California 92037 on August 1, 2005 at 9:00 a.m. (PDT), and at any adjournment thereof.

(The Board of Directors recommends a vote FOR Item 1.)

1. Election of three Directors for terms of three years ending in 2008. The nominees are John R. Hart, Ronald Langley and John D. Weil.

2. To transact such other business as may be properly brought before the meeting and any adjournment thereof.

WHEN PROPERLY EXECUTED, THESE INSTRUCTIONS WILL BE VOTED IN THE MANNER DIRECTED ON THE REVERSE SIDE OF THIS CARD; IF YOU DO NOT PROVIDE DIRECTION, THIS PROXY WILL BE VOTED FOR ITEM 1.

                            YOUR VOTE IS IMPORTANT!
               PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD
                     PROMPTLY USING THE ENCLOSED ENVELOPE.

SEE REVERSE SIDE



TELEPHONE AND INTERNET VOTING INSTRUCTIONS


YOU CAN VOTE BY TELEPHONE OR INTERNET! AVAILABLE 24 HOURS A DAY 7 DAYS A WEEK!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)

o Call toll free 1-877-785-2638 in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.

o Follow the simple instructions provided by the recorded message.


To vote using the Internet

o Go to the following web site:
  WWW.COMPUTERSHARE.COM/US/PROXY

o Enter the information requested on your computer screen and follow the simple instructions.



          C0123456789                                     12345


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CARD.

PROXIES SUBMITTED BY TELEPHONE OR THE INTERNET MUST BE RECEIVED BY 1:00 A.M., CENTRAL TIME, ON AUGUST 1, 2005.

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